UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2022

American Outdoor Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39366	84-4630928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Route Z, Suite A Columbia, Missouri		65202
(Address of principal executive offices)		(Zip Code)

(800) 338-9585

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	AOUT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01.Entry into a Material Definitive Agreement.

Cooperation Agreement

On August 7, 2022, American Outdoor Brands, Inc. (the “Company”) entered into a cooperation agreement (the “Cooperation Agreement”) with Engine Capital, L.P. (collectively with its affiliates, the “Engine Group”).

Pursuant to the Cooperation Agreement, the Engine Group withdrew its nomination notice to nominate candidates for election to the Board of Directors of the Company (the “Board”) at the 2022 annual meeting of stockholders (the “2022 Annual Meeting”). In addition, the Board expanded the size of the Board from six to seven members, and appointed Bradley T. Favreau to the Board for a term expiring at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”). Mr. Favreau will be appointed to the Compensation Committee of the Board. The Cooperation Agreement also provides for director replacement rights prior to the termination of the Cooperation Agreement, provided that the Engine Group maintains an aggregate net long position of at least 2% of the Company’s then outstanding shares of common stock.

In addition, during the term of the Cooperation Agreement, the Engine Group will be subject to customary standstill restrictions, including with respect to acquiring, or controlling, beneficial ownership of more than 9.9% of the Company’s outstanding common stock, nominating or recommending for nomination any persons for election to or removal from the Board at any stockholder meeting (except as expressly permitted by the Cooperation Agreement), submitting any business (other than any nomination of a person for election to the Board) for consideration at any stockholder meeting, and soliciting any proxy or consents in respect of any business (other than any nomination of a person for election to the Board) by any stockholder of the Company to be brought before any stockholder meeting or conducting any other referendum (including any “withhold,” “vote no” or similar campaign). During the term of the Cooperation Agreement, the Engine Group has agreed to vote all of its respective shares of the Company’s common stock at each stockholder meeting in accordance with the Board’s recommendations, subject to certain exceptions relating to extraordinary transactions and the recommendations of independent proxy advisory firms.

The Cooperation Agreement contains customary litigation, non-disparagement and confidentiality provisions. The Company agreed to reimburse the Engine Group for its reasonable and documented out-of-pocket fees and expenses incurred in connection with the Engine Group’s investment in the Company. The Cooperation Agreement will terminate on the date that is the earlier of (i) 30 days prior to the director nomination notice deadline for the 2023 Annual Meeting, and (ii) August 7, 2023.

The summary above of the terms of the Cooperation Agreement is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Cooperation Agreement described in Item 1.01 above, effective August 8, 2022, the Board increased its size from six to seven directors and appointed Bradley T. Favreau to the Board as a Class III director with a term expiring at the 2023 Annual Meeting.

Other than the Cooperation Agreement, there is no arrangement or understanding between Mr. Favreau and any other person pursuant to which Mr. Favreau was appointed as a director. There are no family relationships between Mr. Favreau and any director or executive officer of the Company, and Mr. Favreau has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Favreau will participate in the Company’s compensation program for its non-employee directors. Also, the Company has entered into its standard director indemnification agreement with Mr. Favreau.

Item 7.01.Regulation FD Disclosure.

On August 8, 2022, the Company issued a press release announcing the matters described herein. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

10.1	Cooperation Agreement, dated August 7, 2022, by and among the Engine Group and the Company.

99.1	Press Release, dated August 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Important Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A, an accompanying proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”) in connection with such solicitation of proxies from the Company’s stockholders for the 2022 Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING PROXY CARD, AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents that the Company files with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the “SEC Filings” subsection of the “Financial Information” section of the Company’s Investor Relations website at https://ir.aob.com/ or by contacting Liz Sharp, Vice President, Investor Relations, at lsharp@aob.com, as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN OUTDOOR BRANDS, INC.

Date: August 8, 2022	By:	/s/ H. Andrew Fulmer
H. Andrew Fulmer
Executive Vice President, Chief Financial Officer, and Treasurer